                                    EXHIBIT 10.26


MERRILL LYNCH                                               No. 825-00756

------------------------------------------------------------------------------
------------------------------------------------------------------------------

       WCMA-Registered Trademark- NOTE, LOAN AND SECURITY AGREEMENT


WCMA NOTE, LOAN AND SECURITY AGREEMENT ("Loan Agreement") dated as of June 17. 1997. between U.S. LABORATORIES INC., a corporation organized and exiting under the laws of the State of Delaware having its principal office at 3467 Kurt Street, San Diego, CA 92110 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT-Registered Trademark-ACCOUNT AGREEMENT NO. 825-00756 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENCER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) SPECIFIC TERMS. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper,

(ii) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(iii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations.

(iv) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (B) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (D) Customer or any Guarantor shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(v) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(vi) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Customer, howsoever arising, whether now owned or existing or hereafter acquired or adding, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in
Section 9 (b) hereof.

(vii) "Commitment Expiration Date" shall mean July 17, 1997.

(viii) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (6) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (D) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (E) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (F) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (G) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(ix) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(x) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 3.15% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, of the date of any determination, the interest rate from time to time published in the "Money Rates" section of THE WALL STREET JOURNAL for 30-day high grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in THE WALL STREET JOURNAL of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that THE WALL STREET JOURNAL shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use s the basis for the Interest Rate.

(ix) "Line Fee" shall mean a fee of $4,000.00 payable to MLBFS in connection with the WCMA Line of Credit for the period from the Activation Date to the Maturity Date.

(xii) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(xiii) "Maturity Date" shall mean June 30, 1998 or such later date as may be consented to in writing by MLBFS.

(xiv) "Maximum WCMA Line of Credit" shall mean $800,000.00.

(xv) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xvi) "Permitted Liens" shall mean shall mean with respect to the Collateral:
(A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; (C) liens which will be discharged with the proceeds of the initial WCMA Loan; and (D) any other liens expressly permitted in writing by MLBFS.

(xvii) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 825-00756.

(xviii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(b) OTHER TERMS. Except as otherwise defined herein:-(i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement.

2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"), (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full: and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) ACTIVATION DATE. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date any and all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b) WCMA LOANS. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) CONDITIONS OF WCMA LOANS. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and is continuing WHICH SHALL have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of

MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) FORCE MAJEURE. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) INTEREST. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ('Excess Interest'). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid balance of the WCMA Line of Credit, (ii) refunded to the payer thereof, or (iii) any combination of the foregoing. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in WHICH THE Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve program) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(f) PAYMENTS. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customers WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) LINE FEE; EXTENSIONS.

(i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to the Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If such fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause said fee to be paid with a WCMA Loan which is added to the WCMA Loan Balance, or invoice Customer for said fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or extension of the Maturity Date.

(ii) In the event MLBFS and Customer, in their respective sole discretion, agree to renew the WCMA Line of Credit beyond the current Maturity Date, Customer agrees to pay a renewal Line Fee or Line Fees (if the Maturity Date is extended for more than one 12-month period), in the amount per 12-month period or other applicable period then set forth in the writing signed by MLBFS which extends the Maturity Date; it being understood that any request by Customer for a WCMA Loan or failure of Customer to pay any WCMA Loan Balance outstanding on the immediately prior Maturity Date, after the receipt by Customer of a writing signed by MLBFS extending the Maturity Date, shall be deemed a consent by Customer to both the renewal Line Fees and the new Maturity Date. If no renewal Line Fees are set forth in the writing signed by MLBFS extending the Maturity Date, the renewal Line Fee for each 12-month period shall be deemed to be the same as the immediately preceding periodic Line Fee. Each such renewal Line Fee may, at the option of MLBFS, either be paid with a WCMA Loan which is added to the WCMA Loan Balance or invoiced to Customer, as aforesaid, on or at any time after the first Business Day of the first month of the 12-month period for which such fee is due.

(i) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j) USE OF LOAN PROCEEDS; SECURITIES TRANSACTIONS. On the Activation Date, a WCMA Loan will be made to pay any indebtedness of Customer to a third party secured by all or any part of the Collateral. The proceeds of each subsequent WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) COLLATERAL. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) FINANCIAL STATEMENTS. Except as expressly set forth in Customers or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct and fairly represent such Guarantors financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) LITIGATION. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) COLLATERAL LOCATION. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and (ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual financial statements of Customer and each Business Guarantor, consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent accountants or other independent accountants reasonably acceptable to MLBFS and certified by its chief financial officer.

(b) INTERIM FINANCIAL STATEMENTS. Within 45 days after the close of each fiscal quarter of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS: (i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer.

(c) OTHER INFORMATION. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

6. OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS; and (iii) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

7. COLLATERAL

(a) PLEDGE OF COLLATERAL. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral subject only to Permitted Liens.

(b) LIENS. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) PERFORMANCE OF OBLIGATIONS. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customers said obligations.

(d) SALES AND COLLECTIONS. So long as no Event of Default shall have occurred and is continuing,, Customer may in the ordinary course of its business:
(i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and (iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) ACCOUNT SCHEDULES. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) ALTERATIONS AND MAINTENANCE. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) LOCATION. Except for movements required in the ordinary course of Customers business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) INSURANCE. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lenders Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) EVENT OF LOSS. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral.

In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customers option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or consent to a reduction in the Maximum WCMA Line of Credit in an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or, on its own volition and without the consent of Customer, reduce the Maximum WCMA Line of Credit, as aforesaid.

(j) NOTICE OF CERTAIN EVENTS. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) INDEMNIFICATION. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

8. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) FAILURE TO PAY. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five
(5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) FAILURE TO PERFORM. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) BREACH OF WARRANTY. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(f) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer or such Guarantor is a party has been materially impaired.

(g) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) SEIZURE OR ABUSE OF COLLATERAL. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten
(10) Business Days.

9. REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) TERMINATION. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) ACCELERATION. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) EXERCISE RIGHTS OF SECURED PARTY. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) POSSESSION. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) SALE. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) DELIVERY OF CASH, CHECKS, ETC. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) NOTIFICATION OF ACCOUNT DEBTORS. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) CONTROL OF COLLATERAL. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customers name on any item of payment on or proceeds of the Collateral.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) POWER OF ATTORNEY. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) NOTICES. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

10. MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) DISCLOSURE. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) COSTS, EXPENSES AND TAXES. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PERFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customers obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

(f) LATE CHARGE. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) FURTHER ASSURANCES. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) BINDING EFFECT. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) HEADINGS. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) GOVERNING LAW. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) TERM. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT: (1) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE DUE DATE OF THE WCMA LOAN BALANCE BEYOND THE CURRENT MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (11) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND (111) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

U.S. LABORATORIES INC.


By:   /s/  Dickerson Wright
   --------------------------------------------------
     SIGNATURE (1)                SIGNATURE (2)


     Dickerson Wright
-----------------------------------------------------
     PRINTED NAME                 PRINTED NAME


     Chairman/CEO              President
------------------------------------------------------
     TITLE                        TITLE



Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:   /s/  Authorized Officer
   ---------------------------------------------------

MERRILL LYNCH                                     Ref. No. 825-00756
================================================================================

                              UNCONDITIONAL GUARANTY


FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of U.S. LABORATORIES, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor-in-interest, including, without limitation, any successor by merger or by operation of law , herein collectively referred to as "Customer") under
(a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements," as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned, PROFESSIONAL ENGINEERING & INSPECTION COMPANY, INC., a corporation duly organized and validly existing, under the laws of the State of Florida ("Guarantor"), hereby unconditionally guarantees to
MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or at any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any of all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents;
(b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS,
(f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantors obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS.

Each signatory on behalf of Guarantor warrants that he has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of June 17, 1997.

PROFESSIONAL ENGINEERING & INSPECTION COMPANY, INC.



By:
   --------------------------------------------------
     SIGNATURE (1)            SIGNATURE (2)


-----------------------------------------------------
     PRINTED NAME             PRINTED NAME


-----------------------------------------------------
     TITLE                    TITLE


ADDRESS OF GUARANTOR:

     3450 West Sunrise Boulevard
     Plantation, FL 33313

MERRILL LYNCH
================================================================================

                           CERTIFICATE OF SECRETARY
                                  (GUARANTY)

THE UNDERSIGNED HEREBY CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of PROFESSIONAL ENGINEERING & INSPECTION COMPANY, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the ____ day of __________, 1997 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of U.S. LABORATORIES INC. ("Customer') to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer,
Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of said officers in these premises are hereby ratified and confirmed, and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

     President: __________________________________________________________

     Vice President: _____________________________________________________

     Treasurer: __________________________________________________________

     Secretary: __________________________________________________________

     _________________: __________________________________________________
     Additional Title

IN WITNESS WHEREOF, the undersigned ha executed is Certificate and has affixed the seal of saidCorporation hereto, pursuant to due authorization, all a of this ____ day of __________, 1997.

(Corporate Seal)                 _____________________________
                                 Secretary

                 Printed Name:   _____________________________

MERRILL LYNCH                                                 Ref. No. 825-00756
================================================================================

                            UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of U.S. LABORATORIES INC., a corporation organized and existing under the laws of the State of Delaware (with any successor-in-interest, including, without limitation, any successor by merger or by operation of law (herein collectively referred to as "Customer") under:
(a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between MLBFS and Customer (the "Loan Agreement") (b) any "Additional Agreements," as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned, U.S. ENGINEERING LABORATORIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums, now or at any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any of all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS;
(0 the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS.

Each signatory on behalf of Guarantor warrants that he has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of June 17, 1997.

U.S. ENGINEERING LABORATORIES, INC.


By: ______________________________________________________________
    Signature (1)                Signature (2)

__________________________________________________________________
    Printed Name                 Printed Name

__________________________________________________________________
    Title                        Title

ADDRESS OF GUARANTOR:

      903 East Hazelwood Avenue
      Rahway, NJ 07065

MERRILL LYNCH
================================================================================

                            CERTIFICATE OF SECRETARY

                                   (GUARANTY)

THE UNDERSIGNED HEREBY CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of U.S. ENGINEERING LABORATORIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _________ day of ______________, 1997 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of U.S. LABORATORIES INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of said officers in these premises are hereby ratified and confirmed, and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

     President:_______________________________________________________

     Vice President:__________________________________________________

     Treasurer:_______________________________________________________

     Secretary:_______________________________________________________

     ___________________:_____________________________________________
     Additional Title

IN WITNESS WHEREOF, the undersigned ha executed is Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all a of this _________ day of ______________, 1997.

(Corporate Seal)                ____________________________
                                Secretary

          Printed Name:         ____________________________

MERRILL LYNCH                                     Ref. No. 825-00756
================================================================================

                              UNCONDITIONAL GUARANTY


FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with U.S. LABORATORIES, INC. (with any successor-in-interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer"), under (a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements," as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, SAN DIEGO TESTING ENGINEERS, INC., a corporation organized and existing, under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or at any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS;
(f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of June 17, 1997.

SAN DIEGO TESTING ENGINEERS, INC.


By: ________________________________________________________________
     Signature (1)                Signature (2)

____________________________________________________________________
     Printed Name                 Printed Name

____________________________________________________________________
     Title                        Title


ADDRESS OF GUARANTOR:

     3467 Kurtz Street
     San Diego, CA  92110

MERRILL LYNCH
================================================================================

                            CERTIFICATE OF SECRETARY

                                   (GUARANTY)

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of SAN DIEGO TESTING ENGINEERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, curate and compared transcript of resolutions duly, validly and lawfully adopted on the _________ day of ______________, 1997 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of U.S. LABORATORIES INC. ("Customer) to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS");and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein-, and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly infected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

     President:_______________________________________________________

     Vice President:__________________________________________________

     Treasurer:_______________________________________________________

     Secretary:_______________________________________________________

     ___________________:_____________________________________________
     Additional Title

IN WITNESS WHEREOF, the undersigned ha executed is Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all a of this _________ day of ______________, 1997.

(Corporate Seal)                ____________________________
                                Secretary

          Printed Name:         ____________________________

MERRILL LYNCH                                     Ref. No. 825-00756
================================================================================

                              UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of U.S. LABORATORIES INC., a corporation organized and existing under the laws of the State of Delaware (with any successor-in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under:
(a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned ("Guarantor") hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledge that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the

Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS;
(1) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor or any other guarantor, unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, Guarantor waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

Guarantor warrants and agrees that: (a) unless clearly stated or noted, no material assets shown on any financial statements of Guarantor heretofore or hereafter furnished to MLBFS are or will be held in an irrevocable trust, pension trust, retirement trust, IRA or other trust or form of ownership exempt from execution by creditors of Guarantor; and, (b) except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld, Guarantor will not hereafter transfer any material assets of Guarantor to any trust or third party if the effect thereof will be to cause such assets to be exempt from execution by creditors of Guarantor (excluding, however, normal and reasonable contributions to pension plans, retirement plans, etc., and IRA rollovers).

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and Guarantor's heirs and personal representatives, and shall inure to the benefit of MLBFS and its successors and assigns.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by Guarantor and an officer of MLBFS.

Dated as of June 17, 1997.

GUARANTOR:                                   ADDRESS:

                                             14366 Twisted Branch Road
                                             Poway, CA  92064
___________________________________
DICKERSON WRIGHT



WITNESS:___________________________


PRINTED NAME:______________________

MERRILL LYNCH                                                      No. 825-00756
================================================================================

                              SECURITY AGREEMENT

SECURITY AGREEMENT ("Agreement") dated as of June 17, 1997, between PROFESSIONAL ENGINEERING & INSPECTION COMPANY, INC., a corporation organized and existing under the laws of the State of Florida, having its principal office at 4350 West Sunrise Boulevard, Plantation, FL 33313 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In order to induce MLBFS to extend or continue to extend credit to U.S. LABORATORIES INC. ("Customer'), under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

DEFINITIONS

(a) SPECIFIC TERMS. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty
(60) days after filing; or (C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

(v) "Loan Agreement" shall mean that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between Customer and MLBFS, as the same may from time to time be or have been amended, restated, extended or supplemented.

(vi) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(vii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(viii) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b) OTHER TERMS. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

COLLATERAL

(a) PLEDGE OF COLLATERAL. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers, and sets over to MLBFS, and grants to MLBFS, a first lien and security interest in and upon all of the Collateral subject only to Permitted Liens.

(b) LIENS. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) PERFORMANCE OF OBLIGATIONS. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantors said obligations.

(d) NOTICE OF CERTAIN EVENTS. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e) INDEMNIFICATION. Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which
may be asserted against   or incurred by MLBFS arising out of or in any
manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or (ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(f) INSURANCE. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lenders Loss Payable endorsement, and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g) EVENT OF LOSS. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or
(ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h) SALES AND COLLECTIONS. So long as no Event of Default shall have occurred and is continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i) ACCOUNT SCHEDULES. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j) LOCATION. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(k) ALTERATIONS AND MAINTENANCE. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a) GRANTOR. Grantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Florida and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICE OR CONSENT. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d) VALID AND BINDING. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Grantors financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) LITIGATION, ETC. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g) TAXES. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h) COLLATERAL. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d) NOTIFICATION BY GRANTOR. Grantor shall provide MLBFS with prompt written notification of: (i) any Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default;
(ii) any materially adverse change in the business, financial condition or operations of Grantor; and (iii) any information which indicates that any financial statements of Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS; and (iii) Grantor shall not cause or permit any material change in its controlling ownership.

EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

(a) DEFAULT UNDER LOAN AGREEMENT. An Event of Default shall occur under the terms of the Loan Agreement.

(b) FAILURE TO PERFORM. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c) BREACH OF WARRANTY. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) SEIZURE OR ABUSE OF COLLATERAL. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired.

(h) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

REMEDIES

(a) REMEDIES UPON DEFAULT Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) ACCELERATION. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii) EXERCISE RIGHTS OF SECURED PARTY. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii) POSSESSION. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv) SALE. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customers obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v) DELIVERY OF CASH, CHECKS, ETC. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi) NOTIFICATION OF ACCOUNT DEBTORS. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii) CONTROL OF COLLATERAL. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, all securities accounts with MLPF&S and all cash and securities and other financial assets therein or controlled thereby, and all proceeds thereof. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c) POWER OF ATTORNEY. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the Purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e) NOTICES. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by

MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c) COSTS, EXPENSES AND TAXES. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d) RIGHT TO PERFORM OBLIGATIONS. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the "Interest Rate" (as that term is defined in the Loan Agreement or any document incorporated into the Loan Agreement) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantors obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

(e) FURTHER ASSURANCES. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement , or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f) BINDING EFFECT. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g) HEADINGS. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(h) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j) TERM. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k) COUNTERPARTS. This Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(l) JURISDICTION; WAIVER. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT.

(m) INTEGRATION. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

PROFESSIONAL ENGINEERING & INSPECTION COMPANY, INC.


By: ______________________________________________________________
    Signature (1)                Signature (2)

__________________________________________________________________
    Printed Name                 Printed Name

__________________________________________________________________
    Title                        Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES, INC.


By: ____________________________

MERRILL LYNCH                                          No. 825-00756
================================================================================


                           SECURITY AGREEMENT


SECURITY AGREEMENT ("Agreement") dated as of June 17, 1997, between U.S. ENGINEERING LABORATORIES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 903 East Hazelwood Avenue, Rahway, NJ 07065 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In order to induce MLBFS to extend or continue to extend credit to U.S. LABORATORIES INC. ("Customer'), under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

(a) SPECIFIC TERMS. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor' shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in
Section 7 (b) hereof.

(v) "Loan Agreement" shall mean that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between Customer and MLBFS, as the same may from time to time be or have been amended, restated, extended or supplemented.

(vi) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(vii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(viii) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b) OTHER TERMS. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

COLLATERAL

(a) PLEDGE OF COLLATERAL. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

(b) LIENS. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) PERFORMANCE OF OBLIGATIONS. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

(d) NOTICE OF CERTAIN EVENTS. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e) INDEMNIFICATION. Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(f) INSURANCE. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement, and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g) EVENT OF LOSS. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss') and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h) SALES AND COLLECTIONS. So long as no Event of Default shall have occurred and is continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i) ACCOUNT SCHEDULES. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j) LOCATION. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(k) ALTERATIONS AND MAINTENANCE. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a) GRANTOR. Grantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICE OR CONSENT. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d) VALID AND BINDING. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Grantors financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) LITIGATION, ETC. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g) TAXES. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h) COLLATERAL. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d) NOTIFICATION BY GRANTOR. Grantor shall provide MLBFS with prompt written notification of: (i) any Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default; (ii) any materially adverse change in the business, financial condition or operations of Grantor; and (iii) any information which indicates that any financial statements of Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS; and
(iii) Grantor shall not cause or permit any material change in its controlling ownership.

EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

(a) DEFAULT UNDER LOAN AGREEMENT. An Event of Default shall occur under the terms of the Loan Agreement.

(b) FAILURE TO PERFORM. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c) BREACH OF WARRANTY. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S') or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) SEIZURE OR ABUSE OF COLLATERAL. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired.

(h) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any Gash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, all securities accounts with MLPF&S and all cash and securities and other financial assets therein or controlled thereby, and all proceeds thereof. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c) POWER OF ATTORNEY. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e) NOTICES. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c) COSTS, EXPENSES AND TAXES. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d) RIGHT TO PERFORM OBLIGATIONS. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the "Interest Rate" (as that term is defined in the Loan Agreement or any document incorporated into the Loan Agreement) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

(e) FURTHER ASSURANCES. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement , or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f) BINDING EFFECT. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g) HEADINGS. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(h) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j) TERM. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k) COUNTERPARTS. This Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(l) JURISDICTION; WAIVER. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT.

(m) INTEGRATION. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

U.S. ENGINEERING LABORATORIES, INC.


By:
   ----------------------------------------------------------------
          Signature (1)             Signature (2)


   ----------------------------------------------------------------
          Printed Name              Printed Name


   ----------------------------------------------------------------
          Title                     Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES, INC.


By:
   --------------------------------

MERRILL LYNCH                                          No. 825-00756
================================================================================

                               SECURITY AGREEMENT

SECURITY AGREEMENT ("Agreement") dated as of June 17, 1997, between U.S. LABORATORIES, INC., a corporation organized and existing under the laws of the State of ________, having its principal office at _____________________ ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In order to induce MLBFS to extend or continue to extend credit to U.S. LABORATORIES INC. ("Customer"), under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

2.  DEFINITIONS

(a) SPECIFIC TERMS. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor' shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

(v) "Loan Agreement" shall mean that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 825-00756 between Customer and MLBFS, as the same may from time to time be or have been amended, restated, extended or supplemented.

(vi) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(vii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(viii) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b) OTHER TERMS. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

COLLATERAL

(a) PLEDGE OF COLLATERAL. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

(b) LIENS. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) PERFORMANCE OF OBLIGATIONS. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantors said obligations.

(d) NOTICE OF CERTAIN EVENTS. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e) INDEMNIFICATION. Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses. costs. expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or (ii) any failure by Grantor to perform any of its obligations hereunder, excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(1) INSURANCE. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement, and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g) EVENT OF LOSS. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss" and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h) SALES AND COLLECTIONS. So long as no Event of Default shall have occurred and is continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i) ACCOUNT SCHEDULES. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j) LOCATION. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(k) ALTERATIONS AND MAINTENANCE. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a) GRANTOR. Grantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of As business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICE OR CONSENT. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d) VALID AND BINDING. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Grantor's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) LITIGATION, ETC. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g) TAXES. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h) COLLATERAL. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d) NOTIFICATION BY GRANTOR. Grantor shall provide MLBFS with prompt written notification of: (i) any Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default; (ii) any materially adverse change in the business, financial condition or operations of Grantor; and (iii) any information which indicates that any financial statements of Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS; and (iii) Grantor shall not cause or permit any material change in its controlling ownership.

EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

(a) DEFAULT UNDER LOAN AGREEMENT. An Event of Default shall occur under the terms of the Loan Agreement.

(b) FAILURE TO PERFORM. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c) BREACH OF WARRANTY. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S') or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) SEIZURE OR ABUSE OF COLLATERAL. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired.

(h) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

REMEDIES

(a) REMEDIES UPON DEFAULT Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customers obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, all securities accounts with MLPF&S and all Gash and securities and other financial assets therein or controlled thereby, and all proceeds thereof. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c) POWER OF ATTORNEY. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney- in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and property given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e) NOTICES. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS, Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c) COSTS, EXPENSES AND TAXES. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this
Agreement: and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d) RIGHT TO PERFORM OBLIGATIONS. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the "Interest Rate" (as that term is defined in the Loan Agreement or any document incorporated into the Loan Agreement) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantors obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

(e) FURTHER ASSURANCES. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f) BINDING EFFECT. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g) HEADINGS. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(h) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j) TERM. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k) COUNTERPARTS. This Agreement may be executed in one or more Counterparts which, when taken together, constitute one and the same agreement.

(l) JURISDICTION; WAIVER. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT.

(m) INTEGRATION. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

SAN DIEGO TESTING ENGINEERS, INC.


By: ______________________________________________________________
    Signature (1)                Signature (2)

__________________________________________________________________
    Printed Name                 Printed Name

__________________________________________________________________
    Title                        Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES, INC.


By: ____________________________


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: /s/ [ILLEGIBLE]
    ____________________________